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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05550

The Alger Portfolios Alger Mid Cap Growth Portfolio
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.  Reports to Stockholders.

ALGER

THE ALGER PORTFOLIOS

Alger Mid Cap Growth Portfolio

SEMI-ANNUAL REPORT

JUNE 30, 2019 (UNAUDITED)

Table of Contents

ALGER MID CAP GROWTH PORTFOLIO

Shareholders’ Letter	1

Fund Highlights	7

Portfolio Summary	9

Schedule of Investments	10

Statement of Assets and Liabilities	16

Statement of Operations	18

Statements of Changes in Net Assets	19

Financial Highlights	20

Notes to Financial Statements	22

Additional Information	35

Optional Internet Availability of Alger Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of The Alger Portfolios’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial interme-diary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your financial intermediary or, if you are a direct investor, by signing up for paperless delivery at www.icsdelivery.com/alger.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Portfolio you can inform the Portfolio that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-345-5954 or visiting fundreports.com. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the Alger Fund Complex or with your financial intermediary.

Shareholders’ Letter	June 30, 2019

Dear Shareholders,

Equities Rally as Economic Recovery Turns 10

The late American comedian Rodney Dangerfield and the ongoing U.S. economic recovery have a lot in common. Dangerfield rose to stardom with self-deprecating humor and the catchphrase “I get no respect.” In June, the ongoing economic recovery celebrated its 10th anniversary, thereby tying an all-time record. Yet, like Dangerfield, the economy hasn’t gotten any respect. Witness a recent Bloomberg headline stating “U.S. Economy Celebrates 10 Years of Growth, But No One’s Partying.”

During the six-month reporting period ended June 30, 2019, our investment team continued to focus on what we have done for over 50 years—fundamental stock research. Our observations of the rapidly accelerating pace of innovation led us to maintain our view that the economy is healthy and deserves respect, with significant change occurring across all sectors. While change can create disruption that threatens some companies, we have continued to seek attractive growth opportunities benefiting from change. Rather than follow the herd of investors who react, in our view, hastily to declining interest rates, trade disputes and concerns about weakening economic growth, we remain steadfast in our process which has been in place since 1964.

Market Rewards Long-Term Investors

The S&P 500 Index generated an 18.54% gain during the reporting period. Growth investors were rewarded with the 21.41% return of growth equities as represented by the Russell 3000 Growth Index over the same period. This strong performance of growth continued a long trend of growth outperforming the broader market with the Russell 3000 Growth Index producing annualized returns of 16.4% during the 10-year period ended June 30, 2019, compared to the 14.70% annualized return of the S&P 500 index.

Yet investors became increasingly concerned about the potential for the U.S.—China trade war to hinder economic growth and in April the International Monetary Fund projected that global gross domestic product (GDP) growth would decline from 3.6% in 2018 to 3.3% this year. The news followed U.S. Federal Reserve Board members’ March forecast that GDP growth this year would weaken to 2.1%, down from 2.9% in 2018. The Fed also suggested that it was increasingly likely to lower the fed funds interest rate to stimulate the economy, which provided additional support to equities.

Bond-Like Equites Gain Renewed Popularity

Anticipation of weakening economic growth caused investors to flock to bonds, which in turn resulted in interest rates declining with the 10-year Treasury yield dropping from 2.7% on March 1 to 2.0% as of June 30. In a development reminiscent of 2016, when interest rates plummeted, yield seeking investors rushed into dividend paying bond-like equities. In a dramatic reversal from 2018, sectors with high-dividend paying stocks, including Utilities, Real Estate and Consumer Staples, generated solid gains although traditional growth sectors such as Information Technology and Consumer Discretionary substantially outperformed the S&P 500.

Rethinking Defensive Sectors

The price-to-earnings (P/E) multiples of many defensive sectors are high by historical measures. As of the end of the reporting period, the Utilities and Real Estate sectors traded at 29% and 16% premiums, respectively, relative to their 20-year median valuations, which could imply that each sector has limited upside potential. In comparison, the Information Technology sector, which we believe has stronger potential for earnings growth due to adoption of cloud computing, the introduction of 5G communications, artificial intelligence and other developments, traded at the same 16% premium. Health Care, which is benefiting from a wave of innovation including genetics, new pharmaceuticals and novel medical devices, is another high-growth sector. Using the same measures, Health Care traded at a 5% discount, a result, in part, of proposals to enact “Medicare for All” by presidential candidates, thus weakening sentiment for the sector.

Contrary to popular belief, low-beta, bond-like sectors can potentially underperform secular growth industries during market declines, at least in certain instances. We believe the Telecommunications sector is a relatively “safe” sector based on its historically low downside capture ratio, a statistic that conveys what portion of a daily market decline is reflected in an investment’s performance. During the three-year bear market ended December 31, 2009, the Telecommunications sector had a downside capture ratio of approximately 80% compared to the Software sector, which had a downside capture ratio exceeding 100%. Impressively, the Software sector produced a 5% annualized return compared to the 3.5% return of the Telecommunications sector during the same time period. The outperformance resulted from the Software sector generating strong gains on days during which equity markets advanced. Rather than chase yields or overweight what have traditionally been considered defensive sectors, we believe investors may be better served by seeking companies with durable earnings that have potential to capture market share by developing disruptive technologies and innovative products.

Staying the Course

Pessimists have frequently claimed that the economic recovery is running on borrowed time simply because of its age. However, the recovery has generated real cumulative growth of approximately 20% compared to growth of typically more than 35% associated with expansions occurring after 1960, according to data from the U.S. Bureau of Economic Analysis(1). In addition, the Conference Board Leading Economic Index, which we believe is a good indicator of future economic activity, was up 2.5% year over year as of the end of June. Since the late 1960s, recessions haven’t occurred until the index declined 3.4% on average year over year. With the exception of four years associated with recessions, the S&P 500 Index has generated positive gains during periods of moderating GDP growth occurring during the past 35 years.(2) We believe there is no reason to expect a recession this year and we believe that a recession is unlikely in 2020.

Pundits have also focused on weakening earnings. As of June 30, 2019, FactSet Research Systems reported that second quarter earnings were expected to decline 2.6% after a 0.3% decline in the first quarter. However, during the past 35 years, the Russell 1000 Growth Index generated a median return of 15.8% compared to 14.1% for the Russell 1000 Value Index during periods when earnings growth weakened. We believe this outperformance resulted from the less cyclical nature of growth equities and the tendency for value stocks to have more operational and financial leverage. While leverage such as debt can help improve corporate earnings during periods of economic growth, costs associated with leverage, such as fixed debt payments, can hurt results when growth weakens. Going forward, earnings growth is expected to strengthen and reach 6.3% in the final quarter of this year, and 9.9% and 12.9%, respectively, in the first and second quarters of next year, according to FactSet Research Systems.

Going Forward

We remain optimistic due to the growth of the Leading Economic Index, favorable monetary policy, potential earnings growth and most importantly, innovation that is occurring throughout the economy and supporting economic growth. The digital revolution, including the Internet of Things, cloud computing, artificial intelligence, driver assistance technology and 5G wireless communication, is helping leading corporations grow their earnings by creating new products and services that are disrupting legacy business models. In the Health Care sector, innovative companies are developing genetically based medical treatments and novel pharmaceutical products. Innovation among providers of medical devices is also strong. In closing, we intend to continue to focus on conducting in-depth fundamental research to find companies that are positioned to potentially grow their earnings by capturing market share or creating new niches with innovative products.

Portfolio Matters

Alger Mid Cap Growth Portfolio

The Alger Mid Cap Growth Portfolio returned 28.18% for the fiscal six-month period ended June 30, 2019, compared to the 26.08% return of its benchmark, the Russell Midcap Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Health Care and the largest underweight was Information Technology. The Health Care and Industrials sectors provided the largest contributions to relative performance. Among individual positions, HEICO Corp., Avalara, Inc.; Advanced Micro Devices, Inc.; GW Pharmaceuticals, PLC; and Canopy Growth Corp. were top contributors to performance. HEICO develops and produces parts and components for aircraft used by airlines. It also provides parts for various defense and space agencies. The company specializes in private manufacturer authorization (PMA) parts that replace original equipment manufacturer parts. It sells parts at a discount relative to the prices charged by the original manufacturers. The company has generated strong organic revenue growth and it has benefited from powerful trends including increasing numbers of flight hours and the growing use of PMA parts by airlines.

Detractors from Performance

The Consumer Discretionary and Financials sectors were among the sectors that detracted from results. Regarding individual positions, Kohl’s Corp.; Abiomed, Inc.; AMC Entertainment Holdings, Inc., Cl. A; Vail Resorts, Inc.; and Tapestry, Inc. were among the top detractors from performance. Abiomed, Inc. develops and manufactures devices that assist or replace the pumping function of a failing heart. Abiomed’s major product line is the Impella platform, which consists of heart pumps that are inserted with catheters. The pumps can be used to assist weakened hearts during the repair of coronary artery blockages and in the event of cardiogenic shock, which occurs when organs begin to fail due to the heart’s inability to pump blood. Abiomed shares underperformed during the second half of the reporting period due to a disruption in Impella physician usage trends. During the quarter the Food and Drug Administration issued an advisory warning to physicians on the Impella RP product (used for right heart support) because the device’s post-approval study showed lower survivorship rates than the pre-approval study. The discrepancy, however, was due to differences in patient selection criteria for the two studies rather than from safety issues. The decreased usage of the Impella RP caused Abiomed to produce weaker-than-expected fiscal fourth quarter 2019 results and lower its guidance for fiscal year 2020. We note that the Impella RP product only represents about 4% of Abiomed’s total revenue. In addition, we believe Abiomed is addressing the discrepancies in the two studies that resulted from using different patient selection criteria.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer
Fred Alger Management, Inc.

(1)         Cumulative growth is measured from economic peak to economic peak.

(2)         Periods of material slowing of GDP are defined as negative change in the annual real GDP growth rate of 50 basis points or more.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Mid Cap Growth Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective prospectus for the Portfolio. The Portfolio’s returns represent the fiscal six-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Portfolio. Please refer to the Schedule of Investments for the Portfolio which is included in this report for a complete list of Portfolio holdings as of June 30, 2019. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolio during the six-month fiscal period.

Risk Disclosure

Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

For a more detailed discussion of the risks associated with the Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider a Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about the Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC. NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  S&P 500 Index: An index of large company stocks considered to be repre-sentative of the U.S. stock market.

•                  The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the growth opportunities within the broad market.

•                  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s lead-ing style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•                  Russell 1000 Value Index: An index that measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values.

•                  The Conference Boards Leading Economic Index is based on a variety of economic data and is part of the Conference Board’s analytic system that seeks to signal peaks and troughs in the business cycle.

•                  FactSet Research Systems provides data and research for investment managers, hedge funds, investment bankers and other financial professionals.

•                  The forward price-to-earnings ratio (P/E) is the current market price of a company divided by its expected earnings during the next 12 months.

•                  Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.

ALGER MID CAP GROWTH PORTFOLIO

Fund Highlights Through June 30, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I-2 SHARES

— 10 years ended 6/30/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap Growth Portfolio Class I-2 shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended June 30, 2019. Figures for each of the Alger Mid Cap Growth Portfolio Class I-2 shares and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Portfolio Class I-2 shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

ALGER MID CAP GROWTH PORTFOLIO

Fund Highlights Through June 30, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 6/30/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/3/1993
Class I-2 (Inception 5/3/93)	9.17%	9.28%	13.70%	10.92%
Class S (Inception 5/1/02)(i)	8.69%	8.82%	13.25%	10.61%
Russell Midcap Growth Index	13.94%	11.10%	16.02%	10.28%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the Portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i)         Since inception returns are calculated from the Class I-2 inception date. Class S shares returns prior to their commencement of operations are those of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

PORTFOLIO SUMMARY†
June 30, 2019 (Unaudited)

SECTORS/SECURITY TYPES	Alger Mid Cap Growth Portfolio
Communication Services	9.1%
Consumer Discretionary	14.4
Consumer Staples	2.3
Financials	4.7
Health Care	18.2
Industrials	17.8
Information Technology	25.2
Materials	1.1
Real Estate	5.8
Total Equity Securities	98.6
Short-Term Investments and Net Other Assets	1.4
100.0%

†                 Based on net assets for the Portfolio.

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO

Schedule of Investments June 30, 2019 (Unaudited)

COMMON STOCKS—91.5%	SHARES	VALUE
AEROSPACE & DEFENSE—2.7%
Arconic, Inc.	41,668	$1,075,868
HEICO Corp.	13,532	1,810,717
L3 Technologies, Inc.	4,208	1,031,675
		3,918,260
AIR FREIGHT & LOGISTICS—0.7%
XPO Logistics, Inc.*	19,016	1,099,315

APPAREL ACCESSORIES & LUXURY GOODS—2.3%
Levi Strauss & Co., Cl. A*	28,006	584,765
Lululemon Athletica, Inc.*	7,603	1,370,137
Tapestry, Inc.	22,802	723,507
VF Corp.	7,975	696,616
		3,375,025
APPAREL RETAIL—1.4%
Burlington Stores, Inc.*	12,261	2,086,209

APPLICATION SOFTWARE—7.9%
Anaplan, Inc.*	30,247	1,526,566
ANSYS, Inc.*	6,982	1,430,053
Aspen Technology, Inc.*	11,328	1,407,844
Avalara, Inc.*	24,514	1,769,911
Cadence Design Systems, Inc.*	12,306	871,388
Fair Isaac Corp.*	3,140	986,023
Palantir Technologies, Inc., Cl. A*,@,(a)	12,572	72,289
PTC, Inc.*	7,538	676,611
RealPage, Inc.*	8,892	523,294
SS&C Technologies Holdings, Inc.	11,737	676,169
Workday, Inc., Cl. A*	7,908	1,625,727
		11,565,875
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
WisdomTree Investments, Inc.	212,201	1,309,280

AUTO PARTS & EQUIPMENT—0.9%
Aptiv PLC	16,140	1,304,596

AUTOMOTIVE RETAIL—1.0%
O’Reilly Automotive, Inc.*	3,784	1,397,507

BIOTECHNOLOGY—3.4%
Alexion Pharmaceuticals, Inc.*	4,983	652,673
Alnylam Pharmaceuticals, Inc.*	7,489	543,402
Incyte Corp.*	13,539	1,150,273
Neurocrine Biosciences, Inc.*	4,081	344,559
Repligen Corp.*	6,584	565,895
Sarepta Therapeutics, Inc.*	10,798	1,640,756
		4,897,558
BROADCASTING—1.2%
CBS Corp., Cl. B	21,741	1,084,876
Discovery, Inc., Cl A*	24,446	750,492
		1,835,368

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO

Schedule of Investments June 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—91.5% (CONT.)	SHARES	VALUE
COMMUNICATIONS EQUIPMENT—0.6%
Arista Networks, Inc.*	3,224	$837,015

CONSTRUCTION MATERIALS—0.4%
Vulcan Materials Co.	4,223	579,860

CONSUMER ELECTRONICS—0.4%
Garmin Ltd.	7,686	613,343

DATA PROCESSING & OUTSOURCED SERVICES—6.6%
Fiserv, Inc.*	25,620	2,335,519
Global Payments, Inc.	5,585	894,326
Square, Inc., Cl. A*	41,251	2,991,935
Total System Services, Inc.	8,634	1,107,483
Worldpay, Inc., Cl. A*	19,801	2,426,613
		9,755,876
DIVERSIFIED SUPPORT SERVICES—3.4%
Cintas Corp.	6,133	1,455,300
IAA, Inc.*	41,314	1,602,157
KAR Auction Services, Inc.	23,192	579,800
UniFirst Corp.	7,163	1,350,727
		4,987,984
ELECTRICAL COMPONENTS & EQUIPMENT—1.4%
AMETEK, Inc.	22,904	2,080,599

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.7%
Cognex Corp.	23,023	1,104,644
FLIR Systems, Inc.	13,561	733,650
Trimble, Inc.*	15,758	710,843
		2,549,137
ENVIRONMENTAL & FACILITIES SERVICES—1.2%
Waste Connections, Inc.	17,715	1,693,200

FINANCIAL EXCHANGES & DATA—0.7%
MarketAxess Holdings, Inc.	3,250	1,044,615

GENERAL MERCHANDISE STORES—1.0%
Dollar Tree, Inc.*	13,524	1,452,342

HEALTH CARE EQUIPMENT—5.5%
ABIOMED, Inc.*	2,675	696,811
DexCom, Inc.*	14,814	2,219,730
IDEXX Laboratories, Inc.*	3,842	1,057,818
Insulet Corp.*	12,646	1,509,679
Masimo Corp.*	6,828	1,016,143
Tandem Diabetes Care, Inc.*	14,355	926,185
Wright Medical Group NV*	22,477	670,264
		8,096,630
HEALTH CARE SERVICES—1.2%
Guardant Health, Inc.*	20,240	1,747,319

HEALTH CARE SUPPLIES—0.1%
Align Technology, Inc.*	799	218,686

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO

Schedule of Investments June 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—91.5% (CONT.)	SHARES	VALUE
HEALTH CARE TECHNOLOGY—1.5%
Teladoc Health, Inc.*	6,741	$447,670
Veeva Systems, Inc., Cl. A*	10,547	1,709,774
		2,157,444
HOUSEHOLD PRODUCTS—1.9%
Church & Dwight Co., Inc.	37,848	2,765,175

HUMAN RESOURCE & EMPLOYMENT SERVICES—1.2%
WageWorks, Inc.*	33,532	1,703,090

HYPERMARKETS & SUPER CENTERS—0.4%
BJ’s Wholesale Club Holdings, Inc.*	23,040	608,256

INDUSTRIAL CONGLOMERATES—0.7%
Roper Technologies, Inc.	2,949	1,080,101

INDUSTRIAL MACHINERY—2.0%
Fortive Corp.	22,632	1,844,961
Lincoln Electric Holdings, Inc.	13,623	1,121,445
		2,966,406
INSURANCE BROKERS—0.2%
eHealth, Inc.*	3,662	315,298

INTERACTIVE HOME ENTERTAINMENT—1.2%
Glu Mobile, Inc.*	74,295	533,438
Take-Two Interactive Software, Inc.*	10,725	1,217,609
		1,751,047
INTERACTIVE MEDIA & SERVICES—4.4%
IAC/InterActiveCorp*	4,729	1,028,699
Pinterest, Inc., Cl. A*	133,434	3,632,073
Twitter, Inc.*	27,025	943,173
Zillow Group, Inc., Cl. A*	19,165	876,990
		6,480,935
INTERNET & DIRECT MARKETING RETAIL—3.3%
Chewy, Inc., Cl. A*	20,168	705,880
Etsy, Inc.*	27,990	1,717,746
Farfetch Ltd., Cl. A*	51,067	1,062,194
MercadoLibre, Inc.*	2,230	1,364,247
		4,850,067
INTERNET SERVICES & INFRASTRUCTURE—1.6%
Okta, Inc., Cl. A*	7,741	956,091
VeriSign, Inc.*	6,734	1,408,483
		2,364,574
IT CONSULTING & OTHER SERVICES—0.4%
Endava PLC#,*	14,838	597,081

LEISURE FACILITIES—1.3%
Planet Fitness, Inc., Cl. A*	26,040	1,886,338

LIFE SCIENCES TOOLS & SERVICES—2.7%
Adaptive Biotechnologies Corp.*	3,612	174,460
Bio-Techne Corp.	10,077	2,100,954
NanoString Technologies, Inc.*	43,558	1,321,985

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO

Schedule of Investments June 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—91.5% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—2.7% (CONT.)
Personalis, Inc.*	15,452	$419,522
		4,016,921
MOVIES & ENTERTAINMENT—2.3%
Live Nation Entertainment, Inc.*	51,067	3,383,189

PHARMACEUTICALS—2.7%
Aerie Pharmaceuticals, Inc.*	5,548	163,943
Canopy Growth Corp.*	21,243	856,305
GW Pharmaceuticals PLC#,*	13,066	2,252,448
Zoetis, Inc., Cl. A	6,590	747,899
		4,020,595
PROPERTY & CASUALTY INSURANCE—1.1%
The Progressive Corp.	20,554	1,642,881

REGIONAL BANKS—0.9%
SVB Financial Group*	5,864	1,316,996

RESEARCH & CONSULTING SERVICES—2.9%
CoStar Group, Inc.*	1,812	1,003,957
IHS Markit Ltd.*	24,512	1,561,905
Verisk Analytics, Inc., Cl. A	11,741	1,719,587
		4,285,449
RESTAURANTS—2.8%
Shake Shack, Inc., Cl. A*	27,413	1,979,219
Wingstop, Inc.	22,197	2,103,166
		4,082,385
SEMICONDUCTOR EQUIPMENT—1.0%
KLA-Tencor Corp.	6,417	758,489
Lam Research Corp.	3,663	688,058
		1,446,547
SEMICONDUCTORS—2.9%
Advanced Micro Devices, Inc.*	34,498	1,047,704
Microchip Technology, Inc.	6,160	534,072
Monolithic Power Systems, Inc.	4,225	573,670
Xilinx, Inc.	17,242	2,033,177
		4,188,623
SPECIALTY CHEMICALS—0.7%
WR Grace & Co.	13,727	1,044,762

SYSTEMS SOFTWARE—2.3%
Crowdstrike Holdings, Inc., Cl. A*	6,052	413,291
ServiceNow, Inc.*	10,645	2,922,798
		3,336,089
THRIFTS & MORTGAGE FINANCE—0.9%
LendingTree, Inc.*	3,122	1,311,334

TRADING COMPANIES & DISTRIBUTORS—1.0%
Fastenal Co.	44,102	1,437,284

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO

Schedule of Investments June 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—91.5% (CONT.)	SHARES	VALUE
TRUCKING—0.6%
Old Dominion Freight Line, Inc.	6,087	$908,546
TOTAL COMMON STOCKS (Cost $111,934,862)		134,393,012

PREFERRED STOCKS—0.5%	SHARES	VALUE
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*,@,(a)	51,276	294,837
Palantir Technologies, Inc., Cl. D*,@,(a)	6,681	38,416
		333,253
BIOTECHNOLOGY—0.2%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	170,419	342,542

PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc., Series DD*,@,(a)	7,214	67,018
TOTAL PREFERRED STOCKS (Cost $1,383,257)		742,813

RIGHTS—0.8%	SHARES	VALUE
BIOTECHNOLOGY—0.8%
Tolero CDR*,@,(a),(c)	425,098	1,207,278
(Cost $227,341)		1,207,278

REAL ESTATE INVESTMENT TRUST—5.8%	SHARES	VALUE
HEALTH CARE—1.2%
Welltower, Inc.	21,394	1,744,253

INDUSTRIALS—1.5%
Americold Realty Trust	32,130	1,041,655
Rexford Industrial Realty, Inc.	28,035	1,131,773
		2,173,428
RESIDENTIAL—0.7%
Equity LifeStyle Properties, Inc.	8,694	1,054,930

SPECIALIZED—2.4%
Crown Castle International Corp.	26,433	3,445,541
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $7,301,952)		8,418,152
Total Investments (Cost $120,847,412)	98.6%	$144,761,255
Affiliated Securities (Cost $766,885)		342,542
Unaffiliated Securities (Cost $120,080,527)		144,418,713
Other Assets in Excess of Liabilities	1.4%	2,108,408
NET ASSETS	100.0%	$146,869,663

#                 American Depositary Receipts.

*                 Non-income producing security.

(a)         Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(b)         Deemed an affiliate of the Portfolio in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(c)          Contingent Deferred Rights.

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2019 (Unaudited) (Continued)

@            Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	6/30/2019
Intarcia Therapeutics, Inc., Series DD	3/27/14	$233,661	0.15%	$67,018	0.05%
Palantir Technologies, Inc., Cl. A	10/7/14	81,806	0.05%	72,289	0.05%
Palantir Technologies, Inc., Cl. B	10/7/14	338,598	0.22%	294,837	0.20%
Palantir Technologies, Inc., Cl. D	10/14/14	44,113	0.03%	38,416	0.03%
Prosetta Biosciences, Inc., Series D	2/6/15	766,885	0.50%	342,542	0.23%
Tolero CDR	2/6/17	227,341	0.18%	1,207,278	0.82%
Total				$2,022,380	1.38%

See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO

Statement of Assets and Liabilities June 30, 2019 (Unaudited)

Alger Mid Cap Growth Portfolio

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$144,418,713
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedule of investments	342,542
Cash and cash equivalents	2,942,839
Receivable for investment securities sold	275,828
Receivable for shares of beneficial interest sold	28,187
Dividends and interest receivable	66,104
Prepaid expenses	15,739
Total Assets	148,089,952

LIABILITIES:
Payable for investment securities purchased	873,233
Payable for shares of beneficial interest redeemed	142,890
Accrued investment advisory fees	89,832
Accrued transfer agent fees	7,777
Accrued administrative fees	3,250
Accrued shareholder administrative fees	1,182
Accrued distribution fees	703
Accrued other expenses	101,422
Total Liabilities	1,220,289
NET ASSETS	$146,869,663

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	113,486,406
Distributable earnings	33,383,257
NET ASSETS	$146,869,663

* Identified cost	$120,080,527	(a)
** Identified cost	$766,885	(a)

See Notes to Financial Statements.

(a) At June 30, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $121,415,170, amounted to $23,346,085, which consisted of aggregate gross unrealized appreciation of $25,700,537 and aggregate gross unrealized depreciation of $2,354,452.

ALGER MID CAP GROWTH PORTFOLIO

Statement of Assets and Liabilities June 30, 2019 (Unaudited) (Continued)

Alger Mid Cap Growth Portfolio
NET ASSETS BY CLASS:
Class I-2	$143,449,068
Class S	$3,420,595

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	5,722,671
Class S	146,891

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share Class I-2	$25.07
Class S — Net Asset Value Per Share Class S	$23.29

See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO

Statement of Operations for the six month ended June 30, 2019 (Unaudited)

Alger Mid Cap
Growth Portfolio

INCOME:
Dividends (net of foreign withholding taxes*)	$511,677
Interest	14,144
Total Income	525,821

EXPENSES:
Advisory fees — Note 3(a)	528,600
Distribution fees — Note 3(c)
Class S	4,222
Shareholder administrative fees — Note 3(f)	6,955
Administration fees — Note 3(b)	19,127
Custodian fees	30,395
Interest expenses	2,053
Transfer agent fees and expenses — Note 3(f)	15,739
Printing fees	42,559
Professional fees	23,675
Registration fees	10,714
Trustee fees — Note 3(g)	2,544
Fund accounting fees	13,963
Miscellaneous	10,409
Total Expenses	710,955
NET INVESTMENT LOSS	(185,134)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on unaffiliated investments	10,564,200
Net change in unrealized appreciation on unaffiliated investments	23,116,018
Net change in unrealized appreciation on affiliated investments	5,112
Net realized and unrealized gain on investments	33,685,330
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,500,196

* Foreign withholding taxes	$391

See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO

Statements of Changes in Net Assets (Unaudited)

	Alger Mid Cap Growth Portfolio
	For the	For the
	Six Months Ended June 30, 2019	Year Ended December 31, 2018
Net investment loss	$(185,134)	$(723,668)
Net realized gain on investments, escrow receivable and foreign currency	10,564,200	14,781,329
Net change in unrealized appreciation (depreciation) on investments and escrow receivable	23,121,130	(23,276,967)
Net increase (decrease) in net assets resulting from operations	33,500,196	(9,219,306)

Dividends and distributions to shareholders:
Class I-2	—	(18,556,352)
Class S	—	(493,704)
Total dividends and distributions to shareholders	—	(19,050,056)

Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(6,572,547)	8,018,511
Class S	(389,693)	(182,987)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(6,962,240)	7,835,524
Total increase (decrease)	26,537,956	(20,433,838)

Net Assets:
Beginning of period	120,331,707	140,765,545
END OF PERIOD	$146,869,663	$120,331,707

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Portfolio

	Class I-2
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	6/30/2019(i)	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014
Net asset value, beginning of period	$19.55	$25.00	$19.70	$19.51	$19.82	$18.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.03)	(0.13)	(0.06)	0.02	(0.07)	(0.02)
Net realized and unrealized gain (loss) on investments	5.55	(1.69)	5.92	0.17	(0.24)	1.49
Total from investment operations	5.52	(1.82)	5.86	0.19	(0.31)	1.47
Distributions from net realized gains	—	(3.63)	(0.56)	—	—	—
Net asset value, end of period	$25.07	$19.55	$25.00	$19.70	$19.51	$19.82
Total return	28.18%	(7.44)%	29.79%	0.97%	(1.56)%	8.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$143,449	$117,338	$136,889	$115,818	$131,593	$150,219
Ratio of net expenses to average net assets	1.01%	1.01%	0.99%	0.99%	0.96%	1.04%
Ratio of net investment income (loss) to average net assets	(0.26)%	(0.49)%	(0.24)%	0.10%	(0.33)%	(0.12)%
Portfolio turnover rate	99.53%	131.42%	111.09%	118.99%	116.84%	187.96%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Portfolio

	Class S
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	6/30/2019(i)	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014
Net asset value, beginning of period	$18.21	$23.64	$18.74	$18.65	$19.01	$17.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.23)	(0.15)	(0.07)	(0.14)	(0.09)
Net realized and unrealized gain (loss) on investments	5.16	(1.57)	5.61	0.16	(0.22)	1.43
Total from investment operations	5.08	(1.80)	5.46	0.09	(0.36)	1.34
Distributions from net realized gains	—	(3.63)	(0.56)	—	—	—
Net asset value, end of period	$23.29	$18.21	$23.64	$18.74	$18.65	$19.01
Total return	27.84%	(7.79)%	29.18%	0.48%	(1.89)%	7.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,421	$2,994	$3,877	$3,739	$4,422	$5,576
Ratio of net expenses to average net assets	1.46%	1.46%	1.43%	1.44%	1.34%	1.40%
Ratio of net investment loss to average net assets	(0.71)%	(0.94)%	(0.68)%	(0.37)%	(0.70)%	(0.47)%
Portfolio turnover rate	99.53%	131.42%	111.09%	118.99%	116.84%	187.96%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board Accounting Standards Codification 946-Financial Services — Investment Companies. The Fund operates as a series company currently offering seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Growth & Income Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Focus Portfolio, Alger Small Cap Growth Portfolio and Alger Balanced Portfolio (collectively the “Portfolios”). These financial statements include only the Alger Mid Cap Growth Portfolio (the “Portfolio”). The Portfolio invests primarily in equity securities and has an investment objective of long-term capital appreciation. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

The Portfolio offers Class I-2 shares and Class S shares. Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Portfolio values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees (“Board”). Investments held by the Portfolio are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Portfolio’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 — significant unobservable inputs (including the Portfolio’s own assump-tions in determining the fair value of investments)

The Portfolio’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Fund’s Board and comprised of representatives of the Fund’s investment adviser and officers of the Fund. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee meets at least quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolio’s pricing vendor, and variances between transactional prices and the previous day’s price.

The Portfolio will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b)    Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c)     Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d)    Foreign Currency Transactions: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statement of Operations.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(e)     Option Contracts: When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Portfolio may also purchase put and call options. The Portfolio pays a premium which is included in the Portfolio’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire unexercised are treated as realized losses. The risk of loss associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f)       Lending of Fund Securities: The Portfolio may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets including borrowings, as defined in its prospectus. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Portfolio’s Custodian (the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of June 30, 2019.

(g)    Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Dividends from net investment income, if available, are declared and paid annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each share class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

(h)    Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolio files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2015-2018. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i)       Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of the Portfolio are allocated among the Portfolio’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(j)       Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of normal recurring nature.

(k)     Recent Accounting Pronouncement: In August 2018, the Financial Accounting Standards

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Board issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

Management is currently evaluating the application of ASU 2018-13 and its impact, if any, on the Portfolio’s financial statements.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: The fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended June 30, 2019, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Actual Rate
Alger Mid Cap Growth Portfolio(a)	0.76%	0.70%	0.76%

(a)                                 Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(b)    Administration Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of 0.0275%.

(c)     Distribution Fees: Class S shares—The Fund has adopted a Distribution Plan pursuant to which Class S shares of the Portfolio pay Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the average daily net assets of the Class S shares of the Portfolio to compensate the Distributor for its activities and expenses incurred in distributing and/or servicing the Class S shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

(d)    Brokerage Commissions: During the six months ended June 30, 2019, the Portfolio paid Alger Inc. $32,310 in connection with securities transactions.

(e)     Interfund Loans: The Portfolio and other funds advised by Alger Management may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds. If the Portfolio has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the Portfolio’s total assets, the Portfolio will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio. There were no interfund loans outstanding as

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

of June 30, 2019.

During the six months ended June 30, 2019, the Portfolio incurred interfund loan interest expense of $1,915, which is included in interest expenses in the accompanying Statement of Operations.

(f)       Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of DST Asset Manager Solutions, Inc., the transfer agent, and for other related services. The Portfolio compensates Alger Management at the annual rate of 0.01% of the average daily net assets for these services.

(g)    Trustee Fees: Effective January 1, 2019, each Independent Trustee receives a fee of $122,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds II, The Alger Funds and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h)    Interfund Trades: The Portfolio may engage in purchase and sale transactions with other funds advised by Alger Management. There were no interfund trades during the six months ended June 30, 2019.

(i)       Other Transactions with Affiliates: Certain officers of the Fund are directors or officers of Alger Management, the Distributor, or their affiliates.

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government securities and short-term securities, for the six months ended June 30, 2019, were as follows:

	PURCHASES	SALES
Alger Mid Cap Growth Portfolio	$137,042,387	$144,600,869

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowings:

The Portfolio may borrow from the Custodian on an uncommitted basis. The Portfolio pays the Custodian a market rate of interest, generally based upon the London Inter-Bank Offered Rate. The Portfolio may also borrow from other funds advised by Alger Management, as

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

discussed in Note 3(e). For the six months ended June 30, 2019, the Portfolio had the following borrowings from the Custodian and other funds.

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Mid Cap Growth Portfolio	$129,738	3.10%

The highest amount borrowed by the Portfolio from the Custodian and other funds during the six months ended June 30, 2019, was as follows:

HIGHEST BORROWING
Alger Mid Cap Growth Portfolio	$5,465,000

NOTE 6 — Share Capital:

The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value for each share class. During the six months ended June 30, 2019 and the year ended December 31, 2018, transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED JUNE 30, 2019		FOR THE YEAR ENDED DECEMBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Portfolio
Class I-2:
Shares sold	424,695	$10,138,612	435,648	$11,696,833
Dividends reinvested	—	—	937,190	18,556,352
Shares redeemed	(702,836)	(16,711,159)	(848,605)	(22,234,674)
Net increase (decrease)	(278,141)	$(6,572,547)	524,233	$8,018,511
Class S:
Shares sold	74	$1,529	3,016	$57,779
Dividends reinvested	—	—	26,773	493,704
Shares redeemed	(17,640)	(391,222)	(29,284)	(734,470)
Net increase (decrease)	(17,566)	$(389,693)	505	$(182,987)

NOTE 7 — Income Tax Information:

At December 31, 2018, the Portfolio, for federal income tax purposes, had no capital loss carryforwards and no capital loss carryforwards were utilized in 2018.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, the tax treatment of partnership investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from real estate investment trust investments.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in the Portfolio’s Schedule of Investments. Based upon the nature, characteristics, and risks associated with its investments as of June 30, 2019, the Portfolio has determined that presenting them by security type and sector is appropriate.

Alger Mid Cap Growth Portfolio	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$13,450,539	$13,450,539	$—	$—
Consumer Discretionary	21,047,812	21,047,812	—	—
Consumer Staples	3,373,431	3,373,431	—	—
Financials	6,940,404	6,940,404	—	—
Health Care	25,155,153	25,155,153	—	—
Industrials	26,160,234	26,160,234	—	—
Information Technology	36,640,817	36,568,528	—	72,289
Materials	1,624,622	1,624,622	—	—
TOTAL COMMON STOCKS	$134,393,012	$134,320,723	$—	$72,289
PREFERRED STOCKS
Health Care	409,560	—	—	409,560
Information Technology	333,253	—	—	333,253
TOTAL PREFERRED STOCKS	$742,813	$—	$—	$742,813
RIGHTS
Health Care	1,207,278	—	—	1,207,278
REAL ESTATE INVESTMENT TRUST
Real Estate	8,418,152	8,418,152	—	—
TOTAL INVESTMENTS IN SECURITIES	$144,761,255	$142,738,875	$—	$2,022,380

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Portfolio	Common Stocks
Opening balance at January 1, 2019	$72,289
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at June 30, 2019	72,289
Net change in unrealized appreciation (depreciation) attributable to investments still held at June 30, 2019	$—

Alger Mid Cap Growth Portfolio	Preferred Stocks
Opening balance at January 1, 2019	$741,524
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	1,289
Purchases and sales
Purchases	—
Sales	—
Closing balance at June 30, 2019	742,813
Net change in unrealized appreciation (depreciation) attributable to investments still held at June 30, 2019	$1,289

Alger Mid Cap Growth Portfolio	Rights
Opening balance at January 1, 2019	$1,041,490
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	165,788
Purchases and sales
Purchases	—
Sales	—
Closing balance at June 30, 2019	1,207,278
Net change in unrealized appreciation (depreciation) attributable to investments still held at June 30, 2019	$165,788

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Special Purpose
Alger Mid Cap Growth Portfolio	Vehicle
Opening balance at January 1, 2019	$0 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(242,579)
Included in net change in unrealized appreciation (depreciation) on investments	244,501
Purchases and sales
Purchases	—
Sales	(1,922)
Closing balance at June 30, 2019	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at June 30, 2019	$—

* Includes securities that are fair valued at zero.

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of June 30, 2019. In addition to the methodologies and inputs noted in the table below, according to our valuation policy we may also use other valuation methodologies and inputs when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

	Fair Value	Valuation	Unobservable		Weighted
	June 30, 2019	Methodology	Input	Input/ Range	Average
Alger Mid Cap Growth Portfolio
Common Stocks	$72,289	Market Approach	Market Quotation	N/A*	N/A
Preferred Stocks	400,271	Market Approach	Market Quotation	N/A*	N/A
			Time to Exit	2.5 years	N/A
			Volatility	70.50%	N/A
Preferred Stocks	342,542	Income Approach	Discount Rate	48.00%-53.00%	N/A
Rights	1,207,278	Income Approach	Discount Rate	7.77%-8.05%	N/A

* The Portfolio utilized a market approach to fair value this security. The significant unobservable input used in the valuation model was a market quotation available to the Portfolio at June 30, 2019.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

As of June 30, 2019, there were no transfers of securities between Level 1 and Level 2.

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of June 30, 2019, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash and cash equivalents	$2,942,839	$—	$2,942,839	$—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Portfolio seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolio invests in a broadly diversified portfolio of common stocks and may also buy and sell call and put options on equities and equity indexes. The Portfolio may purchase call options to increase its exposure to the stock market and also provide diversification of risk. The Portfolio may purchase put options in order to protect from significant market declines that may occur over a short period of time. The Portfolio may write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio. The cash flows may be an important source of the Portfolio’s return, although written call options may reduce the Portfolio’s ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolio with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended June 30, 2019, options were used in accordance with these objectives.

For the six months ended June 30, 2019, Alger Mid Cap Growth Portfolio had option purchases of $113,881. The average volume of contracts for purchased options for the six months ended June 30, 2019 was $65,940 based on market value. Options were held during 1 month of the period.

There was no effect of derivative instruments on the accompanying Statement of Operations for the six months ended June 30, 2019.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

There were no derivative instruments as of June 30, 2019.

NOTE 10 — Risk Disclosures:

Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Portfolio because the Portfolio or its affiliates owned 5% or more of the issuer’s voting securities during all or part of the six months ended June 30, 2019. Purchase and sale transactions during the period were as follows:

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at	Dividend/		in	Value at
	December	Purchases/	Sales/	June 30,	Interest	Realized	Unrealized	June 30,
Security	31, 2018	Conversion	Conversion	2019	Income	Gain (Loss)	App(Dep)	2019
Alger Mid Cap Growth Portfolio
Preferred Stocks
Prosetta Biosciences, Inc., Series D	170,419	—	—	170,419	—	—	$5,112	$342,542
Total					—	—	$5,112	$342,542

NOTE 12 — Subsequent Events:

Management of the Portfolio has evaluated events that have occurred subsequent to June 30, 2019, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure other than the Fund, on behalf of the Portfolio, entering into a new transfer agency agreement with UMB Fund Services, Inc. effective October 5, 2019.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting January 1, 2019 and ending June 30, 2019.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Six Months Ended June 30, 2019(a)	Annualized Expense Ratio For the Six Months Ended June 30, 2019(b)
Alger Mid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,281.80	$5.71	1.01%
	Hypothetical(c)	1,000.00	1,019.79	5.06	1.01
Class S	Actual	1,000.00	1,278.40	8.25	1.46
	Hypothetical(c)	1,000.00	1,017.55	7.30	1.46

(a)              Expenses are equal to the annualized expense ratio of the share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)              Annualized.

(c)               5% annual return before expenses.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and

• Account balances and

• Transaction history and

• Purchase history and

• Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share their personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do
How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?

We collect your personal information, for example, when you:
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes – information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc., Weatherbie Capital, LLC and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Portfolio’s securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Portfolio’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio makes its complete schedule of portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters as an exhibit to its reports on Form N-PORT. Previously, the Portfolio made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Portfolio’s Forms N-CSR, N-PORT and N-Q are available online on the SEC’s website at www.sec.gov.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these third parties to confirm that they understand the Portfolio’s policies and procedures regarding such disclosure. This agreement must be approved by the Portfolio’s Chief Compliance Officer, President, Secretary or Assistant Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Portfolio routinely provides to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Portfolio versus an index (such as P/E (or price to book) ratio, EPS forecasts, alpha, beta, capture ratio, maximum drawdown, standard deviation, Sharpe ratio, information ratio, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Portfolio at (800) 992-3863 to obtain such information.

THE ALGER PORTFOLIOS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

Attn: The Alger Portfolios

430 W 7th Street

STE 219432

Kansas City, MO 64105-1407

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of Alger Mid Cap Growth Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Portfolio, which contains information concerning the Portfolio’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOY INK

MidCapSAR

ITEM 2.  Code of Ethics.

Not applicable.

ITEM 3.  Audit Committee Financial Expert.

Not applicable.

ITEM 4.  Principal Accountant Fees and Services.

Not applicable.

ITEM 5.  Audit Committee of Listed Registrants.

Not applicable.

ITEM 6.  Investments.

Not applicable.

ITEM 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

ITEM 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

ITEM 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

ITEM 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the registrant’s internal control over financial reporting occurred during the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.  Exhibits.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios

Alger Mid Cap Growth Portfolio

By:	/s/Hal Liebes
Hal Liebes
President

Date:	August 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes
Hal Liebes
President

Date:	August 20, 2019

By:	/s/Michael D. Martins
Michael D. Martins
Treasurer

Date:	August 20, 2019